UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2011

IRON MOUNTAIN INCORPORATED

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

745 Atlantic Avenue
Boston, Massachusetts 02111
(Address of principal executive offices, including zip code)

(617) 535-4766
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 7, 2011, Iron Mountain Incorporated (the “Company”) confirmed that it has received a Notice of Nomination of Candidates for Election to the Board of Directors and Stockholder Proposal from Elliott Associates, L.P. and Elliott International, L.P. (together, “Elliott”) pursuant to which Elliott has proposed to nominate four directors to the Company’s Board (the “Board”) at its 2011 Annual Meeting of Stockholders.  The Notice also included a proposal to repeal any amendment to the Company’s bylaws adopted by the Company’s Board subsequent to March 5, 2010 without the approval of the Company’s stockholders (which bylaws have not been amended since March 5, 2010).  The Board will evaluate the proposals and will make a recommendation in due course.

While it is the Company’s policy not to comment on discussions with stockholders, the Company is disappointed that Elliott has taken this action.  Since July 2010, members of Iron Mountain’s senior management team and the Company’s advisors have held numerous discussions with Elliott and its advisors primarily to review and consider a suggestion by Elliott regarding converting the Company to a real estate investment trust, or REIT.

Following a comprehensive review, the Board, in consultation with its independent financial, legal and tax advisors, unanimously determined that converting to a REIT is not in the best interests of the Company and its stockholders.  In its evaluation, the Board weighed a number of factors, including that the Company owns only 35% of the real estate it uses in its business, that conversion to a REIT would bring with it significant operational complexities and that there are multiple tax hurdles associated with becoming a REIT with uncertain outcomes. The Company communicated the Board’s conclusion to Elliott earlier this year.

Additional Information

The Company will file a proxy statement in connection with its 2011 Annual Meeting of Stockholders and advises its stockholders to read that proxy statement when it becomes available because it will contain important information.  The definitive proxy statement (when available) will be mailed to stockholders of the Company. Stockholders will be able to obtain, without charge, a copy of the definitive proxy statement (when available) and other documents that the Company files with the Securities and Exchange Commission (the “SEC”) from the SEC’s website at www.sec.gov. The definitive proxy statement (when available) and other relevant documents will also be available, without charge, by directing a request by mail or telephone to Iron Mountain Incorporated, Attn: Investor Relations, 745 Atlantic Avenue, Boston, Massachusetts 02111, or from the Company’s website, www.ironmountain.com.

The Company, its directors and executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies in connection with the 2011 Annual Meeting of Stockholders. Additional information regarding the interests of such potential participants will be included in the Company’s preliminary proxy statement (when available) and definitive proxy statement (when available).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IRON MOUNTAIN INCORPORATED
(Registrant)

	By:	/s/ Brian McKeon

	Name:	Brian McKeon
	Title:	EVP and Chief Financial Officer

Date: March 7, 2011